SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 9, 1998



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      0-20879                 95-4580642
           --------                      -------                 ----------
(State or other jurisdiction        (Commission File        (IRS Employer
 of incorporation)                   Number)                 Identification No.)



               1675 Broadway, Suite 1150, Denver, Colorado 80202
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated June 9, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated June 1, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 1998                          PYR ENERGY CORPORATION



                                              By: /s/ Andrew P. Calerich
                                                 -------------------------------
                                                 Andrew P. Calerich
                                                 Chief Financial Officer